SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 9, 2006

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts  02421
(Address of Principal Executive Offices)         (Zip Code)

Registrant’s telephone number, including area code:    (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 9, 2006 (the “Election Date”), Sylvie Grégoire, Pharm. D. was elected to the Board of Directors of the registrant, Cubist Pharmaceuticals, Inc (“Cubist”). Pursuant to Cubist’s Amended and Restated 2002 Directors Equity Incentive Plan, on the Election Date Cubist issued her a grant of an option to purchase 10,000 shares of Cubist common stock at $21.79 per share, the closing price of Cubist common stock on the Election Date. On June 12, 2006, Cubist issued a press release announcing Dr. Grégoire’s election. A copy of the press release is attached hereto at Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

                 (d)         Exhibits.

                  99.1       Press Release, dated June 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

By:	/s/ Christopher D.T. Guiffre
Christopher D.T. Guiffre
Senior Vice President, General Counsel
and Secretary

Dated: June 15, 2006